EXHIBIT 10.3

                             MTM TECHNOLOGIES, INC.

                                 AMENDMENT NO. 1
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         This Amendment No. 1 (this "Amendment No.1") to the Amended and Restated Registration Rights Agreement dated December 10, 2004 (the "Registration Rights Agreement"), among (a) MTM Technologies, Inc., a New York corporation (the "Company"), (b) Steven Rothman, a natural person, (c) Howard Pavony, a natural person (Messrs. Rothman and Pavony collectively, the "Executives"), (d) Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P., (collectively, the "Pequot Stockholders"), and (d) Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC II Partners, LLC (collectively, the "Constellation Stockholders" and collectively with the Pequot Stockholders, the "Investor Stockholders") is entered into as of November 23, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Registration Rights Agreement.

Background
----------

         WHEREAS, the Company has entered into Amendment No.2 to Purchase Agreement (the "Purchase Agreement Amendment") dated as of even date whereby provisions were made for the purchase, sale and issuance of warrants in connection with the Investor Stockholders agreement to purchase the Series A-5 Preferred Stock;

         WHEREAS, simultaneously with, and as a condition to, entering into the Purchase Agreement Amendment, the Investor Stockholders and the Executives are entering into this Amendment No. 1 in order to amend the Registration Rights Agreement and to provide certain registration and other rights with respect to the warrants to be issued in connection with the Investor Stockholders agreement to purchase the Series A-5 Preferred Stock; and

         WHEREAS, pursuant to Section 13(b) of the Registration Rights Agreement, this Amendment No. 1 requires the consent of the Company, a Pequot Majority in Interest and a Constellation Majority in Interest.

         NOW, THEREFORE, in consideration of the mutual premises and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Amendments.
         ----------

         (a) The fourth recital of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:


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               WHEREAS, pursuant to a Purchase Agreement, dated as of even date herewith (as the same may be amended or supplemented, the "Purchase Agreement"), among the Company and the Investor Stockholders, providing for (i) the issuance and sale by the Company to the Investor Stockholders of (a) convertible secured subordinated promissory notes in the aggregate principal amount of up to $10,000,000 (the "Series A-4 First Tranche Notes") which, subject to Shareholder Approval, are convertible in accordance with their terms into shares of Series A-4 convertible preferred stock, par value $0.001 per share, of the Company (the "Series A-4 Preferred Stock") and (b) detachable warrants, subject to Shareholder Approval, to purchase up to 615,385 shares of Common Stock (each, a "Series A-4 Initial Warrant" and, collectively, the "Series A-4 Initial Warrants"), and (ii) the grant of an option by the Company to the Investor Stockholders of
               (a) convertible secured subordinated promissory notes in the aggregate principal amount of up to $15,000,000 (the "Series A-4 Second Tranche Notes" and together with the Series A-4 First Tranche Notes, the "Series A-4 Notes") which are convertible in accordance with their terms into shares of Series A-4 Preferred Stock, (b) detachable warrants to purchase up to 923,077 shares of Common Stock (each, a "Series A-4 Additional Warrant" and, collectively, the "Series A-4 Additional Warrants" and together with the Series A-4 Initial Warrants, the "Series A-4 Warrants"),
               (c) convertible secured subordinated promissory notes in the aggregate principal amount of up to $15,000,000 (the "Series A-5 Notes" and together with the Series A-4 Notes, the "Notes") maturing on the herein defined Maturity Date which are convertible in accordance with their terms into shares of Series A-5 Convertible Preferred Stock, $0.001 par value per share (the "Series A-5 Preferred Stock"), and (d) detachable warrants to purchase up to 450,000 shares of Common Stock (the "Series A-5 Warrants"), pursuant to the Purchase Agreement;

         (b) The following definitions shall be added to Section 1 of the Registration Rights Agreement:

               (i) ""Series A-5 Warrants." As defined in the Preliminary Statement hereof." This definition shall be inserted after the definition of "Series A-5 Preferred Stock."

               (ii) the definition of Warrants is hereby deleted in its entirety and replaced with the following: ""Warrants." The Series A-1 Warrants, Series A-2 Warrants, Series A-3 Warrants, the Series A-4 Warrants and the Series A-5 Warrants issued to the Investor Stockholders."

2. Entire Agreement. This Amendment No.1 and the Registration Rights Agreement are to be read together as one instrument. The Registration Rights Agreement shall remain in full force and effect, except as modified hereby.

3. Governing Law. This Amendment No.1 is made pursuant to, and shall be governed by and construed in accordance with, the laws of the State of New York, other than provisions thereof relating to conflicts of law.

4. Counterparts. This Amendment No.1 may be executed in any number of counterparts, each of which shall be considered an original and which shall together constitute one instrument.

5. Headings. The titles and subtitles used in this Amendment No.1 are used for convenience only and are not to be considered in construing or interpreting this Amendment No.1.

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                                       3
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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above written.

                                            COMPANY:
                                            --------

                                            MTM TECHNOLOGIES, INC.

                                            By: /s/ Francis J. Alfano
                                                --------------------------------
                                                Name:  Francis J. Alfano
                                                Title: Chief Executive Officer


                                            PEQUOT STOCKHOLDERS:
                                            -------------------

                                            PEQUOT PRIVATE EQUITY FUND III, L.P.

                                            By: Pequot Capital Management, Inc.,
                                                as Investment Manager

                                            By: /s/ Aryeh Davis
                                                --------------------------------
                                                Name:  Aryeh Davis
                                                Title: General Counsel


                                            PEQUOT OFFSHORE PRIVATE EQUITY
                                            PARTNERS III, L.P.

                                            By: Pequot Capital Management, Inc.,
                                                as Investment Manager

                                            By: /s/ Aryeh Davis
                                                --------------------------------
                                                Name:  Aryeh Davis
                                                Title: General Counsel


       Signature Page to Amendment No. 1 to Registration Rights Agreement

                                            CONSTELLATION STOCKHOLDERS:


                                            CONSTELLATION VENTURE CAPITAL
                                                II, L.P.

                                            By: Constellation Ventures
                                                  Management II, LLC, Its
                                                  General Partner

                                            By: /s/ Thomas Wasserman
                                                --------------------------------
                                                Name:  Thomas Wasserman
                                                Title: Vice President


                                                CONSTELLATION VENTURE CAPITAL
                                                  OFFSHORE II, L.P.

                                                By: Constellation Ventures
                                                      Management II, LLC, Its
                                                      General Partner


                                                By: /s/ Thomas Wasserman
                                                    ----------------------------
                                                    Name:  Thomas Wasserman
                                                    Title: Vice President


                                                THE BSC EMPLOYEE FUND VI, L.P.

                                                By: Constellation Ventures
                                                      Management II, LLC, Its
                                                      General Partner

                                                By: /s/ Thomas Wasserman
                                                    ----------------------------
                                                    Name:  Thomas Wasserman
                                                    Title: Vice President


                                                CVC II PARTNERS, LLC

                                                By: The Bear Stearns Companies
                                                      Inc., Its Managing Member

                                                By: /s/ Thomas Wasserman
                                                    ----------------------------
                                                    Name:  Thomas Wasserman
                                                    Title: Vice President


       Signature Page to Amendment No. 1 to Registration Rights Agreement